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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: March 1, 1999
                        (Date of earliest event reported)


                           NOBLE DRILLING CORPORATION
             (Exact name of Registrant as specified in its charter)

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
         DELAWARE                              0-13857                             73-0374541
(State of incorporation)              (Commission file number)                  (I.R.S. employer
                                                                             identification number)
      10370 RICHMOND AVENUE, SUITE 400
               HOUSTON, TEXAS                                                        77042
(Address of principal executive offices)                                          (Zip code)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 974-3131



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ITEM 5.  OTHER EVENTS.

         Reference is hereby made to the Registrant's Registration Statements on Form S-3 (File Nos. 333-68507 and 333-72059), filed with the Securities and Exchange Commission (the "Commission") on December 8, 1998 and February 9, 1999, respectively, and declared effective thereby on December 11, 1998 and February 12, 1999, respectively (collectively, the "Registration Statements"), pursuant to which the Registrant registered $400,000,000 aggregate principal amount of global securities for offer and sale in accordance with applicable provisions of the Securities Act of 1933, as amended.

         On March 11, 1999, the Registrant entered into an Underwriting Agreement (the "Underwriting Agreement") with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as representatives of the several underwriters named therein (collectively, the "Underwriters"), in connection with the proposed public offering by the Registrant of senior debt securities covered by the Registration Statements. The Underwriting Agreement in the form in which it was executed is filed herewith as
Exhibit 1.1.

         The Registrant also entered into an Indenture dated as of March 1, 1999, with Chase Bank of Texas, National Association, as trustee ("Trustee"), with respect to the senior debt securities to be offered and sold pursuant to the Underwriting Agreement. A copy of the Indenture in the form in which it was executed is filed herewith as Exhibit 4.1.

         Pursuant to the Indenture, the Registrant and the Trustee entered into a First Supplemental Indenture dated as of March 16, 1999, providing for the issuance of the 2009 Notes and the 2019 Notes (as defined below). A copy of the First Supplemental Indenture in the form in which it was executed is filed herewith as Exhibit 4.2.

         Pursuant to the Underwriting Agreement, the Registrant agreed to sell $150,000,000 aggregate principal amount of the Registrant's 6.95% Senior Notes due 2009 (the "2009 Notes") and $250,000,000 aggregate principal amount of the Registrant's 7.50% Senior Notes due 2019 (the "2019 Notes" and, together with the 2009 Notes, the "Notes"). The Notes were issued and sold by the Registrant on March 16, 1999, and the net proceeds to the Registrant from the sale of the Notes were approximately $396,731,000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

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
         Exhibit No.       Description
         -----------       -----------

               1.1 Underwriting Agreement dated March 11, 1999 among Noble Drilling Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as representatives of the several underwriters named therein.
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
               4.1 Indenture dated as of March 1, 1999 between Noble Drilling Corporation and Chase Bank of Texas, National Association, as trustee.

               4.2                  First Supplemental Indenture dated as of
                                    March 16, 1999, between Noble Drilling
                                    Corporation and Chase Bank of Texas,
                                    National Association, as trustee.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           NOBLE DRILLING CORPORATION



March 22, 1999                             By: /s/ Robert D. Campbell
                                               ---------------------------------
                                               Robert D. Campbell
                                               President



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                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------

      1.1         Underwriting Agreement dated March 11, 1999 between Noble
                  Drilling Corporation and Merrill Lynch & Co., Merrill Lynch,
                  Pierce, Fenner & Smith Incorporated and Salomon Smith Barney
                  Inc., as representatives of the several underwriters named therein.

      4.1         Indenture dated as of March 1, 1999 between Noble Drilling
                  Corporation and Chase Bank of Texas, National Association, as trustee.

      4.2 First Supplemental Indenture dated as of March 16, 1999, between Noble Drilling Corporation and Chase Bank of Texas,
                  National Association, as trustee.
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